9th Annual Smith Barney Global
Paper, Forest Products and
Packaging Conference

December 2, 2004

Robert M. Amen
President

Forward Looking Statement

tatements on these slides or in this presentation that are not historical are forward-looking. These statements are subject to risks and uncertainties that could cause actual results to differ materially, including but not limited to, uncertainty as to whether the sale of Weldwood of Canada, Ltd. will be completed, the ability of the companies to meet closing conditions, the strength of demand for the company’s products and changes in overall demand, the effects of competition from foreign and domestic producers, the level of housing starts, changes in the cost or availability of raw materials, unanticipated expenditures related to the cost of compliance with environmental and other governmental regulations, the ability of the company to continue to realize anticipated cost savings, performance of the company’s manufacturing operations, results of legal proceedings, changes related to international economic conditions and changes in currency exchange rates.
We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.  These and other factors that could cause or contribute to actual results differing materially from such forward looking statements are discussed in greater detail in the company's Securities and Exchange
Commission filings

S

uring the course of this presentation, certain non-
U.S. GAAP financial information will be presented.
Reconciliations of those numbers to U.S. GAAP
financial measures is available on the company’s
website at www.internationalpaper.com under
Investor Information

Statements Relating to the Use of
Non-GAAP Financial Measures

D

Who We Are

Current Priorities

Deliver Non-Price Improvement

Maintain Financial Discipline

Optimize Capital Allocation

Strengthen the Balance Sheet

Build Stronger Businesses

Divest Non-Strategic Assets

Invest in Best Performing Businesses

Expand in High Return, Growth Markets

Agenda

Paper

Packaging

Forest Products

Focus on Three Core
Businesses

Who We Are

Paper

Packaging

Forest Products

52%

23%

20%

% of Revenue

Uncoated &
Coated paper

xpedx

Containerboard
Corrugated containers

Consumer packaging

Harvest trees
Lumber & Plywood

Carter Holt Harvey

Focus on Three Core Businesses

Revenues by geographic region

2003 Total $25 billion

Global Scope

Europe

12%

Pacific Rim

10%

North America

75%

Latin America

3%

Increase ROI by 500 basis points to 9% at trend line prices

$1.5 B non-price
improvement

IP Goal

4%

ROI

2003

9%
ROI

ROI Target: To Be Among
                     BEST Industrials

Earnings and ROI Improving

3Q’04

$3.6

5.0

2Q’04

$3.2

4.2

2003

$2.9

3.8

EBITDA ($B)

ROI (%)

Annualized

9M’04 vs. 9M’03

$0.00

$0.10

$0.20

$0.30

$0.40

$0.50

$0.60

$0.70

$0.80

$0.90

$1.00

$1.10

$1.20

9M'03

Price

Volume

Cost/Mix

Raw

Material

Hurricane

Land

Sales

Interest

Tax

Pension

Other

9M'04

($.14)

EPS $ / Share

$.56

$.28

$.13

($.05)

($.03)

$.19

  Wood Costs   ($0.07)
  Energy           ($0.04)
  Other             ($0.03)

Sep’03  Tax Rate 25%

Sep’04  Tax Rate 30%

Paper/Pkg.    ($0.22)

Wood Prod     $0.30

$.08

$.04

$.88

($.11)

EPS from cont. ops before special items

($.07)

Manufacturing
  Excellence

Supply Chain

Lower S&A/Other

Segmenting

Solutions

New Product

Targeted
  Segments

Market
  Recovery

Lower Costs
& Create
Efficiencies

Improve Mix

Grow Volumes

$1.6

$0.7

($0.8)

Higher Costs/Inflation

$1.5

Non-Price Improvement Target

Target

$0.5

$0.4

($0.5)

   $0.4

2004F

Internal Initiatives

Non price improvement status

$0.4

$0.0

($0.5)

($0.1)

2003

$ billions

Financial Discipline

Optimize capital allocation

Maintain capex at 75-85%
of depreciation for 2004/2005
($1.3 - $1.4 billion per year)

Allocate capital to those
businesses with best returns
in North America & elsewhere

Capital Spending

Financial Discipline

Committed to maintaining
investment grade ratings

Facilitates access to capital
& attractive cost of capital

Reinforces IP as a bellwether
bond issuer

Targeting $3 billion reduction to
$12 billion debt level (gross)
within 24 months

Reduce debt 2005-2006

Reduce debt

Building Stronger Businesses

Building Stronger Businesses

Divest non-strategic assets

Invest in best performing strategic businesses

North America

Emerging economies

Expand in fast growing, low cost markets

Eastern Europe

Latin America – focus on Brazil

Asia – focus on China

Divest Non-Strategic Assets

Sold CHH Tissue - May 2004

      (Cash to IP $150MM)

Sold minor W. European assets

Selling Weldwood of Canada

Selling 1.1 million acres N.E. Timberlands

Exploring sale of Specialty Papers

CHH exploring options for Forestlands

640

Proceeds ($MM)

60

950

TBD

250

TBD

Box USA Acquisition

Increases integration level in U.S. from 60% to 70%

On track to capture synergies

Facility rationalization

Optimize containerboard mill system

Sharing best practices

Invest in Best Performing Assets

Industrial Packaging

0

50

100

150

200

250

300

350

Finland

USA

Sweden

Canada

Japan

Taiwan

Korea

Chile

Brazil

China

Russia

India

Africa

World

kilograms per person

Expand in High Return, Growth Markets

Growth Potential

Consumption at 10 - 15% of U.S. rate

Source: RISI

Per capita paper & board consumption

Bangkok,
Thailand

Chengdu, PRC

Taipei, Taiwan

Tianjin, PRC

Guangzhou, PRC

Shanghai, PRC

Dalian, PRC

Fukusaki, Japan

Seoul, S. Korea

Leshan, PRC

Shishou, PRC

2003

Revenue       $210 MM

EBITDA Margin    20%

Expand in High Return, Growth Markets

Asia/China

Industrial Pkg. plants (6)

    Wood products plants (2)

Consumer Pkg. plants (5)

Shenyang, PRC

Expand in High Return, Growth Markets

Focus on China

Invest in our packaging business

Evaluate pulp, paper and board options

Ship to China from low cost IP producing areas

Grow via joint ventures and organic growth

Asia/China

Svetogorsk,
Russia

Kwidzyn,
Poland

Turkey

2003

Revenue        $630 MM

EBITDA Margin     38%

Expand in High Return, Growth Markets

Eastern Europe

   Paper mills (3)

Industrial Pkg. plants (4)

Expand in High Return, Growth Markets

Expand capacity in uncoated free sheet
and coated board

Focus on organic growth

Limited acquisition opportunities

Eastern Europe

   Market Pulp          65,000 tpy

   Coated Board  160,000 tpy

   Newsprint           100,000 tpy

   UFS                 400,000 tpy

    Kwidzyn, Poland

Expand in High Return, Growth Markets

Growth initiatives in Eastern Europe

Liquid Pkg. Board 100,000 tpy

UFS                   300,000 tpy

Expand in High Return, Growth Markets

Growth initiatives in Eastern Europe

Svetogorsk, Russia

Latin America

San Salvador,
El Salvador

Bogota,
Colombia

Santiago,
Chile

Guacara,
Venezuela

Santiago, D.R.

Mogi Guacu,
Brazil

Inpacel,
Brazil

Amapa,
Brazil

Tres Lagoas,
Brazil

Industrial Pkg. plants (1)

   Paper mills (2)

Plantations

   Wood products plants (2)

2003

Revenues    $600 MM

EBITDA Margin   35%

Expand in High Return, Growth Markets

Consumer Pkg. plants (4)

Brazil  - Platform for Growth

UFS:           440,000 tpy

Land:     47,000 hectares

UFS = Uncoated freesheet

Mogi Guaçu

Amapá

Inpacel

Três Lagoas

Forests

Mill

Mogi Guaçu

CGW:    220,000 tpy

Land:     50,000 hectares

CGW = Coated groundwood

Inpacel

Brazil  - Platform for Growth

Amapá

Inpacel

Três Lagoas

Forests

Mill

Mogi Guaçu

Brazil  - Platform for Growth

Eucalyptus Plantation

Land:   307,000 hectares

Amapá

Amapá

Inpacel

Três Lagoas

Forests

Mill

Mogi Guaçu

Brazil  - Platform for Growth

Eucalyptus Plantation

Land:   100,000 hectares

Três Lagoas

Amapá

Inpacel

Três Lagoas

Forests

Mill

Mogi Guaçu

Amapá

Três Lagoas

Inpacel

Mogi Guaçu

IP Brazilian Options

Evaluating new pulp & paper
mill at IP’s forest plantation
in Três Lagoas, Brazil

Três Lagoas Opportunity

    Capital Est. $1.2-1.3 B

    Potential startup 2008

    Major Capex 2006/07

    ROI > 15+%

31

900,000 tpy eucalyptus pulp mill

100% market pulp

               or

500,000 tpy UFS paper mill
and market pulp

Commissioned engineering
     study to evaluate a new
mill in Três Lagoas, Brazil

Attractiveness of Brazil

Excellent location to serve growing
Brazilian demand and key U.S.,
Asia and W. European markets

     Location

IP has the brands and channels of
distribution

     Market Access

IP has the people to execute the
strategy

     People

Attractive labor, fiber costs

     Factor Costs

Height:
21 m

Height:
26 m

DBH: 12 cm

Bark thickness:

4mm

DBH: 18 cm

Bark thickness:

4mm

Amapá

Três Lagoas

26

7

7

Years to Maturity

$125

$29

$52

Fiber Cost/Ton Copy Paper Produced*

15

37

25

Annual Growth (M3/heactare/year)

U.S.

SYP

Tres

Lagoas

Amapa

Brazilian Opportunity

Low cost fiber

* U.S. southern yellow pine fiber cost data provided by Jaakko Poyry

Brazilian Opportunity

Low cost UFS producer

Cash Costs
$/ton

New Brazilian
mill will be low
cost UFS producer

Source: Jaakko Poyry, IP Strategic Planning

34

$0

$100

$200

$300

$400

$500

Brazilian

Greenfield

1st Quartile

U.S.

Asian

Greenfield

Russian

Greenfield

Average

Mill U.S.

Fiber

Labor

Energy

Other Conversion

Brazilian Opportunity

New Brazilian
mill will be low
cost pulp producer

Source: Jakko Poyry, IP Strategic Planning

Low cost pulp producer

Cash Costs
$/ton

35

$0

$100

$200

$300

$400

Brazilian

Greenfield

1st Quartile

U.S.

Asian

Greenfield

Russian

Greenfield

Average

Mill U.S.

Fiber

Labor

Energy

Other Conversion

Other

North America

Latin

America

Asia Pacific

W. Europe

Eastern Europe

Global Uncoated Freesheet

2003 Demand by Region (million metric tons)

Average 2.6 % per year

0

10

20

30

40

50

Demand growth by region 2003 - 2008

Rapid demand growth is expected

in the emerging markets

Source: EMGE, Jaakko Poyry, IP Strategic Planning

Market growth (% p.a.)

36

0

1

2

3

4

5

Growth
(p.a. %)

MM metric
tons

Growth
(p.a. %)

MM metric
tons

Supply Change

Demand Change

+6.0

0.4

2.8

0.6

0.4

1.0

0.8

2.6

3.2

3.4

4.0

3.4

2.2

1.3

2.0

1.9

Asia Pacific

1.2

0.7

Western Europe

2.5

0.3

Eastern Europe

0.5

0.1

Latin America

-

0

North America

4.7

0.3

Other

1.3

+3.3

Total

Global Uncoated Freesheet

Supply/demand growth by region 2003-2008

Source: EMGE, Jaakko Poyry, IP Strategic Planning

1.

Market supply/demand analysis

2.

Configuration and capital costs

3.

Return on investment

4.

Impact on IP global supply platform

Três Lagoas Opportunity

Issues to be resolved

Decision time frame – 4Q 2005

IP into the Future

More focused company with
             great assets & people

Globally competitive assets
             based on productivity,
             factor costs & scale

Globally integrated IP
             supply network serving
             targeted customers

Maintain financial discipline

Committed to earning a 9%
             ROI cycle average